UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): JANUARY 26, 2016

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 W. Madison Street, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information, including the exhibits described below, are provided pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 26, 2016, Kelly Conway, president and chief executive officer of Mattersight Corporation (“Mattersight”), participated in an interview that was webcast on tastytrade.com. During the interview, Mr. Conway disclosed estimates of Mattersight’s annualized book of business as of December 31, 2015 and year-over-year revenue growth for 2015. An excerpt of the interview transcript relating to those operating results is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. Mattersight currently expects its annualized book of business as of December 31, 2015 to be in the range of $56 million to $58 million, representing year-over-year growth of 30% to 35%, and its total year-over-year revenue growth for 2015 to be approximately 33%. The estimates regarding annualized book of business growth and total revenue growth are consistent with the 2015 financial guidance provided by Mattersight in the fourth quarter of 2015. These projected operating results are preliminary and, as applicable, unaudited, and may differ from what will be reflected in Mattersight’s consolidated financial statements and other operating results for the year ended December 31, 2015. Mattersight expects to hold a conference call in February 2016 to discuss its final 2015 financial statements and operating results.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts, including but not limited to statements regarding expected 2015 financial and operating results, are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In addition to other factors and matters contained in this current report, important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, among other things, the risks detailed from time to time in Mattersight’s SEC filings. You can locate these filings on the Investor Relations page of Mattersight’s website, www.mattersight.com. Statements included or incorporated by reference into this current report are based upon information known to Mattersight as of the date of this current report, and the company assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Item 9.01. Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d) Exhibits:

99.1 Excerpt of transcript of interview held on January 26, 2016 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: January 27, 2016	By:	/s/ SHEAU-MING K. ROSS
Sheau-ming K. Ross
Vice President and Chief Financial Officer